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Exhibit 99.a.1.E

        THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

ADS LETTER OF TRANSMITTAL
To Tender American Depositary Shares Representing Common Shares
of
eTelecare Global Solutions, Inc.
at
$9.00 per American Depositary Share,
Pursuant to the Offer to Purchase dated November 10, 2008
by
EGS Acquisition Co LLC

        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 2:00 P.M. PHILIPPINES TIME, 1:00 A.M. NEW YORK CITY TIME, ON DECEMBER 11, 2008, UNLESS THE OFFER IS EXTENDED.

The ADS Depositary for the Offer for the ADSs is:
Mellon Investor Services LLC

By Mail:	By Hand or Overnight Delivery:
Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor PO Box 3301 South Hackensack, NJ 07606	Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

        DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS ADS LETTER OF TRANSMITTAL WHERE INDICATED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE W-9 SET FORTH BELOW IF REQUIRED, UNLESS AN AGENT'S MESSAGE (AS DEFINED BELOW) IS DELIVERED. DELIVERY OF THIS ADS LETTER OF TRANSMITTAL TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE ADS DEPOSITARY AGENT.

        PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS ADS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS ADS LETTER OF TRANSMITTAL. THIS ADS LETTER OF TRANSMITTAL SHOULD BE USED ONLY FOR TENDERING ADSs. DO NOT USE THIS ADS LETTER OF TRANSMITTAL FOR TENDERING COMMON SHARES. PLEASE CONTACT THE ADS DEPOSITARY AGENT AS SOON AS POSSIBLE WITH ANY QUESTIONS YOU MAY HAVE ON THE PROCEDURES CONTAINED HEREIN.

        IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE ADS INFORMATION AGENT, GEORGESON INC. AT (212) 440-9800 OR TOLL FREE AT (866) 873-6980.

        THIS TENDER OFFER IS NOT BEING MADE TO (NOR WILL TENDER OF ADSs BE ACCEPTED FROM OR ON BEHALF OF) SHAREHOLDERS IN ANY JURISDICTION WHERE IT WOULD BE ILLEGAL TO DO SO.

        PLEASE RETAIN A COPY OF YOUR COMPLETED AND EXECUTED ADS LETTER OF TRANSMITTAL AND SUPPORTING DOCUMENTATION FOR YOUR RECORDS PRIOR TO DELIVERING SUCH DOCUMENTATION TO THE ADS DEPOSITARY AGENT.

DESCRIPTION OF ADSs TENDERED

Name(s) and Address(es) and Daytime Telephone Number(s) of Registered Holder(s) (If blank, please fill in exactly as name(s) appear(s) on the ADS(s))	ADSs Tendered (Attach additional list if necessary)

	ADR Number(s)*	Total Number of ADSs Evidenced by ADRs*	Number of ADSs Tendered**

Total ADSs

*	Need not be completed by holders delivering by book-entry transfer.
**	Unless otherwise indicated, it will be assumed that all ADSs delivered to the ADS Depositary Agent are being tendered. See Instruction 4.

☐
CHECK HERE IF ANY OF THE AMERICAN DEPOSITARY RECEIPTS REPRESENTING THE ADSs THAT YOU OWN HAVE BEEN LOST, DESTROYED, MUTILATED OR STOLEN (SEE INSTRUCTION 10).

Number of ADSs represented by lost, destroyed, mutilated or stolen ADRs:

        You have received this ADS Letter of Transmittal in connection with the offer (the "Offer") by EGS Acquisition Co LLC, a Delaware limited liability company ("EGS"), jointly owned by affiliates of Providence Equity Partners Inc., a Delaware corporation ("Providence"), and Ayala Corporation, a Philippine corporation ("Ayala"), to purchase (a) all outstanding common shares, par value PhP2.00 per share ("Common Shares") of eTelecare Global Solutions, Inc., a Philippine corporation (the "Company"), and (b) all outstanding American Depositary Shares of the Company, each representing one Common Share ("ADSs") (which ADSs, together with Common Shares, are hereinafter referred to as the "Shares"), at a price per Share of $9.00, in cash, without interest thereon and less any required taxes or costs the Purchaser (as defined below), the Company or any paying agent may be required to deduct or withhold, in accordance with applicable law or rules, including payment of any stock transaction taxes, brokers' commissions and other fees customarily for the account of a seller in connection with the "crossing" of the Common Shares on the Philippine Stock Exchange, Inc. Prior to the consummation of the Offer, EGS intends to assign all its rights and obligations with respect to the Offer to a newly-formed Philippine corporation formed for the purpose of purchasing the Shares tendered in the Offer, such newly-formed entity to be directly or indirectly owned by the same affiliates of Providence and Ayala as EGS (the "Philippine Purchaser"). Any assignment by EGS of its rights and obligations to the Philippine Purchaser to purchase Shares under the Offer will not relieve EGS of any of its obligations to the holders of Common Shares and ADSs who have tendered their Shares in the Offer. As used herein, references to the "Purchaser" mean EGS and/or the Philippine Purchaser, as applicable.

  Holders of ADSs will be paid in U.S. dollars.

        This document should be read in conjunction with an Offer to Purchase, dated November 10, 2008 (the "Offer to Purchase"). Capitalized terms used in this document but not defined herein have the meanings given to those terms in the Offer to Purchase.

        Common Shares, except insofar as they are represented by ADSs, cannot be tendered by means of this ADS Letter of Transmittal. If you hold Common Shares, you can obtain the appropriate Acceptance Form for tendering Common Shares from Deutsche Regis Partners, Inc. (the "Common Share Information and Depositary Agent"). See Instruction 9 of this ADS Letter of Transmittal.

        The delivery of this ADS Letter of Transmittal, the American Depositary Receipts (the "ADRs") representing ADSs and other required documents delivered to Mellon Investor Services LLC (the "ADS Depositary Agent") by holders of ADSs will be deemed (without any further action by the ADS Depositary Agent) to constitute acceptance by such holders of the Offer with respect to such ADSs (and the Common Shares represented thereby), subject to the terms and conditions set forth in the Offer to Purchase, any supplements and amendments thereto, and this ADS Letter of Transmittal.

        Holders of ADSs purchased in the Offer will receive the purchase price for such securities, by check or, in the case of ADSs held through The Depository Trust Company (the "Book-Entry Transfer Facility"), by means of delivery of funds to the account maintained at the Book-Entry Transfer Facility by the participant that has tendered the ADSs.

        This ADS Letter of Transmittal is to be used if ADRs are to be forwarded herewith, unless an Agent's Message is utilized. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the ADS Depositary Agent.

        In the event of an inconsistency between the terms and procedures in this ADS Letter of Transmittal and the Offer to Purchase, the terms and procedures in the Offer to Purchase shall govern.

        By crediting the ADSs to the ADS Depositary Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Offer, including transmitting to the ADS Depositary Agent an Agent's Message, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such ADSs, all provisions of this ADS Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this ADS Letter of Transmittal to the ADS Depositary Agent.

        [Remainder of Page Intentionally Left Blank]

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To: Mellon Investor Services LLC, as ADS Depositary Agent

        The undersigned hereby instructs the ADS Depositary Agent to accept the Offer on behalf of the undersigned with respect to the above described ADSs, subject to the terms and conditions set forth in the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

        The undersigned hereby acknowledges that delivery of this ADS Letter of Transmittal, the ADSs and the other required documents delivered to the ADS Depositary Agent in connection herewith will be deemed (without any further action by the ADS Depositary Agent) to constitute an acceptance of the Offer by the undersigned with respect to ADSs (and the Common Shares represented by such ADSs), subject to the rights of withdrawal set out in the Offer to Purchase and the terms and conditions set forth in the Offer to Purchase and this ADS Letter of Transmittal.

        The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto will, upon acceptance for payment by the Purchaser, constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. No binding agreement with respect to the purchase of ADSs will exist until such time as Purchaser has accepted for payment the tendered ADSs. Under no circumstances will interest be paid on the Offer Price of ADSs, regardless of any extension of the Offer or any delay in making such payment.

        The undersigned hereby delivers to the ADS Depositary Agent the above-described ADSs in order for such ADSs to be tendered to the Purchaser, in accordance with the terms and conditions of the Offer to Purchase, any supplements or amendments thereto, and this ADS Letter of Transmittal.

        On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment and payment for the ADSs validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the ADSs being tendered hereby (and the Common Shares represented by such ADSs, and including any ADSs and Common Shares resulting after giving effect to the 2-for-1 reverse stock split of the Company as approved by the Philippine Securities and Exchange Commission on September 3, 2007) and any and all cash dividends, distributions, rights, other ADSs or other securities issued or issuable in respect of such ADSs on or after the expiration date of the Offer (collectively, "Distributions"). In addition, the undersigned hereby irrevocably appoints the ADS Depositary Agent as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such ADSs and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such shareholder's rights with respect to such Shares and any Distributions (a) to deliver ADRs representing ADSs and any Distributions, or transfer of ownership of such ADSs and any Distributions on the account books maintained by the Depository Trust Company ("DTC"), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (b) to present such ADSs and any Distributions for transfer on the books of the Company, and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such ADSs (and the Common Shares represented by such ADSs) and any Distributions, all in accordance with the terms and subject to the conditions of the Offer.

        By executing this ADS Letter of Transmittal, the undersigned hereby irrevocably appoints the designees of the Purchaser as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, (i) to vote at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper and (iii) to otherwise act as each such attorney-in-fact and proxy or its, his or her substitute shall in its, his or her sole discretion deem proper, in each case, with respect to all of the ADSs (and the Common Shares represented by such ADSs) (and any and all Distributions) tendered hereby and accepted for payment by the Purchaser. This appointment will be effective if and when, and only to the extent that, the Purchaser accepts such ADSs for payment pursuant to the Offer and deposits payment for the ADSs with the ADS Depositary Agent. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such ADSs (and the Common Shares represented by such ADSs) in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke any prior powers of attorney and proxies granted by the undersigned at any time with respect to such ADSs (and any and all Distributions), and no subsequent powers of attorney, proxies, consents or revocations may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for the ADSs (and the

Common Shares represented by such ADSs) to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment of such ADSs, the Purchaser must be able to exercise full voting, consent and other rights with respect to such Shares (and any and all Distributions), including voting at any meeting of the Company's stockholders.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the ADSs (and the Common Shares represented by such ADSs) delivered hereby and that, when the same are purchased by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed to complete the sale, assignment and transfer of the ADSs (and the Common Shares represented by such ADSs) delivered hereby. In addition, the undersigned shall promptly remit and transfer to the ADS Depositary Agent for the account of Purchaser any and all Distributions in respect of the ADSs (and the Common Shares represented by such ADSs) tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

        The undersigned agrees to ratify each and every act or thing which may be done or effected by any director of, or other person nominated by, the Purchaser or their respective agents, as the case may be, in the exercise of any of his or her powers and/or authorities hereunder.

        The Company has never declared or paid any cash dividends on its Common Shares, and the terms of outstanding debt of the Company include restrictions on the Company's ability to pay dividends, repurchase stock and make other distributions. In addition, the Acquisition Agreement dated as of September 19, 2008 between the Company and the Purchaser (as may be amended or supplemented, from time to time, the "Acquisition Agreement"), provides that from the date of the Acquisition Agreement to the acceptance date of the Offer, without the prior written consent of the Purchaser, the Company will not, and will not allow its subsidiaries to, declare, set aside or pay any dividend or other distribution payable in cash, stock, property or otherwise in respect of any capital stock (other than dividends from its direct or indirect wholly-owned subsidiaries to it or a wholly-owned subsidiary).

        All authority conferred or agreed to be conferred and all undertakings, representations and warranties given pursuant to this ADS Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

        Unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," the undersigned hereby instructs the ADS Depositary Agent to:

            (i)  issue, or cause to be issued, the check for the purchase price for the ADSs accepted for purchase in the name(s) of the registered holder(s) appearing in the box entitled "Description of ADSs Tendered;" and

           (ii)  (a) mail, or cause to be mailed, such check; and/or

            (b) return, or cause to be returned, any ADRs not accepted for purchase (and accompanying documents, as appropriate), to the address(es) of the registered holder(s) appearing in the box entitled "Description of ADSs Tendered."

        In the event that the "Special Delivery Instructions" or "Special Payment Instructions" are completed, the undersigned hereby instructs the Purchaser to:

            (i)  issue, or cause to be issued, the check for the purchase price for the ADSs accepted for purchase in the name(s) of the person or persons so indicated, and

           (ii)  (a) mail, or cause to be mailed, such check; and/or

            (b) return, or cause to be returned, any ADRs not tendered or accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the person or persons so indicated.

        In the case of a book-entry delivery of ADSs, the undersigned hereby instructs the Purchaser or its agents to credit the undersigned's account maintained at the Book-Entry Transfer Facility with (i) the purchase price for the tendered ADSs accepted for purchase and (ii) any ADSs not accepted for purchase. The undersigned recognizes that the ADS Depositary Agent will not surrender ADSs for cancellation if the Purchaser does not accept for purchase any ADSs so tendered.

        The terms and conditions of the Offer contained in the Offer to Purchase, as from time to time supplemented or amended, shall be deemed to be incorporated in, and form part of, this ADS Letter of Transmittal, which shall be read and construed accordingly.

  SPECIAL PAYMENT INSTRUCTIONS
  (See Instructions 1, 5, 6, 7 and 11)

              To be completed ONLY if the check for the purchase price with respect to ADSs accepted for payment (less the amount of any tax or costs required to be withheld, in accordance with applicable law) is to be issued in the name of someone other than the undersigned.

  Issue Check to:

Name:	(Please Print: First, Middle and Last Name)

Address:

(Include Zip Code)
(Tax Identification Number or Social Security Number)

YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 (ATTACHED HERETO) OR IRS W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6, 7 and 11)

              To be completed ONLY if ADRs representing ADSs not accepted for payment and/or the check for the U.S. dollar purchase price with respect to ADSs accepted for payment (less the amount of any tax or costs required to be withheld in accordance with applicable law) are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail: ☐ Check and/or ☐ ADRs to:

Name:	(Please Print: First, Middle and Last Name)
Address:

(Include Zip Code)
(Tax Identification Number or Social Security Number)

YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 (ATTACHED HERETO) OR IRS W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.

  IMPORTANT—SIGN HERE
  (Signature(s) of Owner(s))

  Dated:                        , 2008

    (Must be signed by registered owner(s) exactly as name(s) appear(s) on ADRs evidencing the ADSs or on a security position listing or by person(s) to whom ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s):	(Please Print)

Capacity (full title):

Address:	(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security No.:

        YOU MAY BE REQUIRED TO PROPERLY COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 (ATTACHED HERETO) OR IRS W-8BEN (OR OTHER APPLICABLE FORM, ALL OF WHICH ARE AVAILABLE FROM THE IRS AT www.irs.gov) TO AVOID BACKUP WITHHOLDING.

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only; see Instruction 1 and 5)

Name of Firm:

Address:	(Include Zip Code)

Authorized Signature:

Name:	(Please Type or Print)

Area Code and Telephone Number:

  Dated:                        , 2008

Place medallion guarantee in space below

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer

        1.     Guarantee of Signatures.    Except as otherwise provided below, all signatures on this ADS Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc. (each, an "Eligible Institution"). Signatures on this ADS Letter of Transmittal need not be guaranteed (a) if this ADS Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this section, includes any participant in any of DTC's systems whose name appears on a security position listing as the owner of ADSs) of ADSs tendered herewith and such registered owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this ADS Letter of Transmittal or (b) if such ADSs are tendered for the account of an Eligible Institution. If ADSs are registered in the name of a person other than the signer of this ADS Letter of Transmittal, or if payment is to be made or ADRs for ADSs not tendered or not accepted for payment are to be returned to a person other than the registered owner of ADSs, then the ADRs for the tendered ADSs must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear on the ADRs, with the signatures on the ADRs or stock powers guaranteed. See Instruction 5.

        2.     Delivery of ADS Letter of Transmittal and ADSs.    This ADS Letter of Transmittal is to be completed by ADS holders if ADRs are to be forwarded herewith, unless an Agent's Message (as defined below) is utilized. An Agent's Message may be utilized if delivery of ADSs is to be made by book-entry transfer to an account maintained by the ADS Depositary Agent at the Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in "THE OFFER—Section 4. Procedure for Accepting the Offer and Tendering ADSs" in the Offer to Purchase. ADRs evidencing ADSs or confirmation of any book-entry transfer into the ADS Depositary Agent's account at the Book-Entry Transfer Facility of ADSs delivered by book-entry transfer ("Book-Entry Confirmation"), as well as a properly completed and duly executed ADS Letter of Transmittal or, in the case of a book-entry transfer, an Agent's Message, and any other documents required by this ADS Letter of Transmittal, must be delivered to the ADS Depositary Agent at one of its addresses set forth herein prior to the Expiration Date. If ADRs are forwarded to the ADS Depositary Agent in multiple deliveries, a properly completed and duly executed ADS Letter of Transmittal must accompany each such delivery.

        The term "Agent's Message" means a message, transmitted by DTC to, and received by, the ADS Depositary Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering ADSs that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this ADS Letter of Transmittal and that the Purchaser may enforce such agreement against the participant.

        THE METHOD OF DELIVERY OF THE ADSs, THIS ADS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING ADS HOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE ADSs SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

        By executing this ADS Letter of Transmittal, all tendering ADS holders waive any right to receive any notice of the acceptance of the ADSs for payment.

        All questions as to validity, form and eligibility (including time of receipt) and acceptance of any tender of ADSs hereunder will be determined by the Purchaser in its sole and absolute discretion (which may delegate power in whole or in part to the ADS Depositary Agent) and such determination shall be final and binding. The Purchaser reserves the absolute right to reject any and all tenders determined by it to be incomplete, unverified or otherwise not in proper form or the acceptance for payment of or payment for which may in the Purchaser's opinion be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any ADSs of any particular ADS holder whether or not similar defects or irregularities are waived in the case of any other ADS holder. No tender of ADSs will be deemed to have been validly made until all defects and irregularities relating thereto have been cured or waived. None of the Purchaser, its affiliates or assigns, the ADS

Depositary Agent, Georgeson Inc. (the "ADS Information Agent"), Georgeson Securities Corporation (the "Dealer Manager") or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

        3.     Inadequate Space.    If the space provided herein is inadequate, the certificate numbers of the ADRs, the total number of ADSs represented by such ADRs and the number of ADSs delivered should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this ADS Letter of Transmittal is signed.

        4.     Partial Acceptances (Not Applicable to Book-Entry Transfers).    If fewer than all the ADSs evidenced by ADRs delivered to the ADS Depositary Agent are to be tendered hereby, fill in the number of ADSs that are to be tendered in the box entitled "Number of ADSs Tendered." In such case, except as otherwise provided in this ADS Letter of Transmittal, a new ADS for the ADSs not tendered will be sent to the registered holder, unless otherwise provided in the appropriate box entitled "Special Delivery Instructions" on this ADS Letter of Transmittal, as promptly as practicable following the date on which ADSs are accepted for payment.

        5.     Signatures on ADS Letter of Transmittal, Stock Powers and Endorsements.    If this ADS Letter of Transmittal is signed by the registered holder(s) of the ADSs delivered hereby, the signature(s) must correspond with the name(s) as written on the face of the ADRs evidencing such ADSs without alteration, enlargement or any other change whatsoever. DO NOT SIGN THE BACK OF THE ADRs.

        If any of the ADSs delivered hereby are owned of record by two or more joint owners, ALL such owners must sign this ADS Letter of Transmittal.

        If any ADSs tendered in the Offer are registered in different names on several ADRs, it will be necessary to complete, sign and submit as many separate ADS Letters of Transmittal as there are different registrations of ADRs.

        If this ADS Letter of Transmittal or any ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority to act must be submitted.

        If this ADS Letter of Transmittal is signed by the registered holders(s) of the ADSs listed and transmitted hereby, no endorsements of ADRs or separate stock powers are required unless (i) the check for the purchase price for the ADSs accepted for purchase is to be issued or delivered to a person other than the registered holder(s) or (ii) ADRs for ADSs not accepted for payment are to be delivered to a person other than the registered holder(s). Signatures on such ADRs or stock powers must be guaranteed by an Eligible Institution.

        If this ADS Letter of Transmittal is signed by a person other than the registered holder(s) of the ADSs listed, the ADRs must be endorsed or accompanied by the appropriate stock powers signed exactly as the name or names of the registered holder(s) appear(s) on the ADRs evidencing such ADSs. Such signatures on such ADRs must be guaranteed by an Eligible Institution.

        6.     Stock Transfer and Certain Philippine Taxes.    Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any U.S. transfer taxes with respect to the transfer and sale of ADSs to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to any person other than the registered holder(s), or if tendered ADSs are registered in the name of any person other than the person(s) signing this ADS Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person may be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. The payment of any Philippine taxes, including any Philippine stock transaction taxes, if any, will be borne by the ADS holders. Please see "THE OFFER—Section 7. Certain Tax Consequences of the Offer" in the Offer to Purchase for more information.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the ADRs delivered with this ADS Letter of Transmittal.

        7.     Special Payment and Delivery Instructions.    If the purchase price for ADSs accepted for purchase and/or ADRs evidencing ADSs not accepted for purchase are to be sent and/or such ADRs are to be returned to an address other than that indicated in the box entitled "Description of ADSs Delivered," the appropriate

"Special Delivery Instructions" box and/or the "Special Payment Instructions" box on this ADS Letter of Transmittal should be completed, together with signature guarantees from an Eligible Institution.

        8.     Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the ADS Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this ADS Letter of Transmittal and other tender offer materials may be obtained from the ADS Information Agent as set forth below, and will be furnished at the Purchaser's expense.

        9.     Holders of Common Shares.    Holders of record of Common Shares have been sent an appropriate Application to Sell Common Shares with the Offer to Purchase and may not tender Common Shares using this ADS Letter of Transmittal. If any holder of Common Shares needs to obtain a copy of an Application to Sell Common Shares, such holder should contact the Common Share Information and Depositary Agent, Deutsche Regis Partners, Inc, at the 23rd Floor, Tower One, Ayala Triangle, Ayala Avenue, Makati City, Philippines at +63 (2) 894-6625.

        10.   Lost, Destroyed, Mutilated or Stolen ADRs.    If any ADRs representing ADSs have been lost, destroyed, mutilated or stolen, the holder should promptly notify the Deutsche Bank Trust Company Americas, the depositary for the ADSs at (866) 249-2593 and check the box on page 2 of this ADS Letter of Transmittal and indicate the number of ADSs represented by the lost, destroyed, mutilated or stolen ADRs, complete and sign this ADS Letter of Transmittal, and return it to the ADS Depositary Agent at one of the addresses indicated on the front of this ADS Letter of Transmittal. The ADS Depositary Agent will forward to you the documentation necessary to process your tender. This ADS Letter of Transmittal and related documents cannot be processed until the holder has complied with the procedures for replacing lost, destroyed, mutilated or stolen ADRs.

        11.   Backup Withholding.    In order to avoid a 28% U.S. federal backup withholding tax, each tendering ADS holder should: (i) in the case of a U.S. Holder, as defined in the Offer, provide the ADS Depositary Agent with a correct Taxpayer Identification Number ("TIN"), generally the holder's social security number or federal employer identification number, on the Substitute Form W-9 below and certify on such form whether the holder is subject to backup withholding; or (ii) in the case of a Non-U.S. Holder, as defined in the Offer, provide an IRS Form W-8BEN (or other applicable form, all of which are available from the IRS at www.irs.gov); or (iii) otherwise establish such holder's exemption from backup withholding to the satisfaction of the ADS Depositary Agent. Failure to provide either the Substitute Form W-9 or IRS Form W-8BEN (or other applicable form) may subject the tendering holder to a 28% U.S. federal backup withholding tax on the payment of the purchase price. See Important Tax Information below.

        IMPORTANT: THIS ADS LETTER OF TRANSMITTAL OR AN AGENT'S MESSAGE, TOGETHER WITH THE ADRs FOR ALL ADSs DELIVERED HEREBY OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE ADS DEPOSITARY AGENT PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

        For purposes of this summary the term "U.S. Holder" means a beneficial owner of ADSs that is: (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or of any state or political subdivision thereof or therein, including the District of Columbia; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust subject to the control of a U.S. person and the primary supervision of a U.S. court or that has made a valid election to be treated as a U.S. person. If a partnership or other entity taxed as a partnership holds ADSs, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the Offer to them.

        The term "Non-U.S. Holder" means a beneficial owner of ADSs that is neither a U.S. Holder nor a partnership or entity classified as a partnership for U.S. federal income tax purposes.

        In general, U.S. federal backup withholding may apply to payments made pursuant to the Offer that are made through certain U.S. and U.S.-related financial intermediaries, including the ADS Depositary Agent, unless, in the case of a U.S. Holder, such U.S. Holder provides a certification on Substitute Form W-9 below (or otherwise establishes a basis for exemption from backup withholding) containing such U.S. Holder's correct taxpayer identification number ("TIN") (which, in the case of a U.S. Holder who is an individual, is generally his or her social security number) and certain other information and certifications. Exempt U.S. Holders (including, among others, corporations) are not subject to backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        In general, payments made to a Non-U.S. Holder pursuant to the Offer will not be subject to backup withholding if such Non-U.S. Holder provides a certification on IRS Form W-8BEN (or other applicable form) that it is not a U.S. person for U.S. tax purposes. An IRS Form W-8BEN (or other applicable form) can be obtained from the ADS Depositary Agent or from the IRS at www.irs.gov.

        If the applicable withholding agent is not provided with the required certification or another adequate basis for exemption, the Holder may be subject to a backup withholding tax at a current rate of 28%. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, the Holder generally may obtain a refund or credit from the IRS, provided that the required information is timely provided to the IRS.

        The Philippine Bureau of Internal Revenue may take the position that ADSs are taxed in the Philippines in the same manner as Common Shares. The rules relating to the taxability of transfers of ADSs by non-resident alien individuals and non-resident foreign corporations and the extra-territorial applicability of Philippine tax laws are complex. Prospective sellers should consult their own tax advisor to determine whether and to what extent they will be required to pay Philippine tax on the sale of their ADSs or would be entitled to tax treaty benefits, if any. An application for tax treaty relief must be filed with (and approved) by the Philippine Bureau of Internal Revenue in order to avail of any income tax treaty relief.

        Please see "THE OFFER—Section 7. Certain Tax Consequences of the Offer" in the Offer to Purchase for more information.

TO BE COMPLETED BY ALL U.S. HOLDERS (SEE INSTRUCTION 11)

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT	TIN:
Department of the Treasury Internal Revenue Service	RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number(s) or Employer Identification Number(s)

Payer's Request for Taxpayer Identification Number ("TIN")	Part 2—TIN Applied For ☐

Certification: Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me); and
(2)	I am not subject to backup withholding because: (a) I am exempt from backup withholding or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)	I am a U.S. citizen or other U.S. person (including a U.S. resident alien).
Certificate Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature	Date

Note:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a correct taxpayer identification number.

Signature	Date	, 2008.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ("TIN") ON SUBSTITUTE FORM W-9

        GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.—Social Security numbers ("SSNs") have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers ("EINs") have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

WHAT NAME AND NUMBER TO GIVE THE PAYOR

For this type of account:			Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usdual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual		The owner(3)

For this type of account:		Give name and EIN of:
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	Legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8832	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's SSN.

(3)
You must show your individual name as shown on your income tax return on the "Name" line. For the "Business name" line, (i) a sole proprietorship may enter its business, trade, or "DBA" name and (ii) a single-member LLC (including a foreign LLC with a U.S. owner), which is disregarded as an entity separate from its owner under Treasury Regulations Section 301.7701-3, must enter the LLC's name. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note.    If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ("TIN") ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

        If you don't have a TIN or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, Form W-7, Application for IRS Individual Taxpayer Identification Number (for individuals ineligible to receive a SSN) or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration (or online at www.ssa.gov) or the Internal Revenue Service (or online at www.irs.gov) and apply for a number.

        If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the payor. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the payor before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

        Please note that entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

        Payees specifically exempted from backup withholding on ALL payments include the following:

  •
  An organization exempt from tax under Section 501(a), or an individual retirement plan or a             custodial account under Section 403(b)(7) of the Internal Revenue Code, of 1986, as amended (the "Code"), if the account satisfies the requirements of Section 401(f)(2) of the Code.

  •
  The United States or any agency or instrumentality thereof.

  •
  A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

  •
  A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

  •
  An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

  •
  A corporation.

  •
  A financial institution.

  •
  A registered dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

  •
  A real estate investment trust.

  •
  A common trust fund operated by a bank under Section 584(a) of the Code.

  •
  An exempt charitable remainder trust, or a non-exempt trust exempt from tax under Section 664 of the Code, described in Section 4947(a)(1) of the Code.

  •
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  •
  A foreign central bank of issue.

  •
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  •
  A middleman known in the investment community as a nominee or custodian or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  •
  Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

  •
  Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

  •
  Payments of patronage dividends where the amount received is not paid in money.

  •
  Payments made by certain foreign organizations.

  •
  Distributions made by an ESOP pursuant to Section 404(k) of the Code.

Payments of interest not generally subject to backup withholding include the following:

  •
  Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.

  •
  Payments described in Section 6049(b)(5) of the Code to non-resident aliens.

  •
  Payments on tax-free covenant bonds under Section 1451 of the Code.

  •
  Payments made by certain foreign organizations.

  •
  Mortgage and Student Loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

        Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see Sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and regulations thereunder.

        PRIVACY ACT NOTICE—Section 6109 of the Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

        You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

PENALTIES

        (1)   PENALTY FOR FAILURE TO FURNISH CORRECT TIN—If you fail to furnish your correct TIN to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        (2)   CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)   CRIMINAL PENALTY FOR FALSIFYING INFORMATION—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        (4)   MISUSE OF TINs—If the payor discloses or uses TINs in violation of federal law, the payor must be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

The ADS Depositary Agent for the Offer for the ADSs is:

Mellon Investor Services LLC
By Mail:	By Hand or Overnight Delivery:
Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor PO Box 3301 South Hackensack, NJ 07606	Mellon Investor Services LLC Attn: Corporate Actions Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

The ADS Information Agent for the Offer is:

199 Water Street, 26th Floor New York, NY 10038-3560 Banks and Brokers Call (212) 440-9800 All Others Call Toll Free (866) 873-6980 Outside the United States (212) 440-9800

The United States Dealer Manager for the Offer is:

199 Water Street, 26th Floor New York, NY 10038-3560 Call: (800) 445-1790

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  Exhibit 99.a.1.E